UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 28, 2017

CORPORATE CAPITAL TRUST, INC.

(Exact name of Registrant as specified in its charter)

Maryland	001-38287	27-2857503
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
555 California Street 50th Floor San Francisco, California 94104 (Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (415) 315-3620

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On November 28, 2017, Corporate Capital Trust, Inc. (the “Company”) and CCT Tokyo Funding LLC, a wholly-owned subsidiary of the Company (“CCT Tokyo Funding”), entered into the second amendment (the “Second Amendment”) of that certain loan and servicing agreement, dated December 2, 2015 (as amended, the “LSA”), by and among CCT Tokyo Funding, as borrower, the Company, as servicer, and Sumitomo Mitsui Banking Corporation, as administrative agent and lender. The Second Amendment increases the maximum borrowing capacity of CCT Tokyo Funding under the revolving credit facility established by the LSA to $300,000,000 from $200,000,000.

Under the LSA, as amended by the Second Amendment, interest is charged on CCT Tokyo Funding’s borrowings, at the option of CCT Tokyo Funding, at either the rate of three month LIBOR (London Interbank Offered Bank) plus 1.75%, if the average advances outstanding are greater than $150,000,000, otherwise plus 2.00%, or the higher of the Prime Rate (as defined in the LSA) or the Federal Funds rate plus 0.50%, plus 0.75% if the average advances outstanding are greater than $150,000,000, otherwise plus 1.00%. In addition, the Second Amendment extended the reinvestment period applicable to the revolving credit facility to December 2, 2021 from December 2, 2020.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment attached hereto as Exhibit 10.1. A complete copy of the LSA and the first amendment thereto are incorporated by reference herein from Exhibit 10.42 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2017, respectively.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included under Item 1.01 above is incorporated by reference into this Item 2.03.

 Item 7.01. Regulation FD Disclosure

On December 1, 2017, the Company issued a press release announcing certain of the matters described herein along with other matters related to the Company’s financing arrangements. The press release is furnished herewith as Exhibit 99.1.

The information in Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Second Amendment to Loan and Servicing Agreement, dated November 28, 2017, by and among CCT Tokyo Funding LLC, Corporate Capital Trust, Inc. and Sumitomo Mitsui Banking Corporation

99.1	Press release, dated December 1, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CORPORATE CAPITAL TRUST, INC. a Maryland corporation

Date: December 4, 2017	By:	/s/ Philip Davidson
Philip Davidson General Counsel and Secretary